                                                                   EXHIBIT 10.68


                                      LEASE

         THIS LEASE, entered into as of the 12th day of May, 1998, between 400 CHESTERFIELD CENTER CORP. hereinafter called "Landlord," and INTERTECH MANAGEMENT GROUP, INC. hereinafter called "Tenant."

         WITNESSETH:

         1. PREMISES. Landlord, for and in consideration of the rents, covenants and agreements hereinafter mentioned and hereby agreed to be paid, kept and performed by Tenant, does hereby lease with covenant for quiet enjoyment to Tenant, and Tenant hereby leases from Landlord the 24,103* rentable square feet of space shown on EXHIBIT A attached hereto and made a part hereof by reference (hereinafter referred to as the "leased premises") in the building (the "Building; reference herein to the Building shall also mean and include the garage and other parking areas serving the Building) known as 400 Chesterfield Center, Suites 130, 200, 310, 320 and 340, Chesterfield, Missouri and located on the real property (the "Land") described in (Plat) Book 194 Page 1 of the St. Louis County Records. The Building and the Land are hereinafter referred to as the "Property."

         2. USE OF PREMISES. The leased premises shall be used and occupied by Tenant, subject to the conditions herein contained, for general office purposes only. In no event shall the leased premises be used or occupied by the Tenant in any manner contrary to law, zoning regulations, or recorded restrictions, if any.

         3. TERM. The term of this Lease shall be for Three (3) years, commencing on See Article 33, _____, and ending on See Article 33, ____, both dates inclusive. Tenant agrees to make material and/or color selections (when applicable) within fifteen (15) days after requested to do so by Landlord, failing which Landlord shall make such selections without Tenant's participation. If through no fault of Tenant (such as Tenant's failure promptly to approve plans or make improvements to the leased premises which are to be made by Tenant) the leased premises are not available or ready for occupancy at the stated commencement date, then the commencement date shall be the first day of the month succeeding the month in which the leased premises are available and ready for occupancy as evidenced by written notice given by Landlord to Tenant, and the termination date shall be extended accordingly. In the event the commencement and termination dates are postponed as aforesaid, upon request of either Landlord or Tenant, the parties shall execute a written declaration expressing the specific commencement and termination dates. Subject to availability, the Tenant shall have the right prior to the commencement date to enter upon the leased premises at reasonable times for the purpose of preparing the leased premises for their intended use. If by mutual consent of the parties Tenant takes possession of the leased premises prior to the commencement date, during such pre-term period Tenant shall pay rent as herein established on a pro rata basis and such occupancy shall be under all of the terms and conditions of this Lease, but such pre-term occupancy shall not affect the lease term as herein otherwise established.

         4. RENT. Tenant shall, without deduction, abatement or set-off of any nature whatsoever, pay Landlord as fixed rent for the leased premises the sum of See Article 34 ($______________) Dollars per annum, payable in advance and without demand in equal monthly installments of See Article 34 ($______________) Dollars, prorated for any partial month, on the first day of each and every month throughout the term of this Lease. The rent shall be payable at the office of Landlord or at such other place as Landlord may from time to time designate in writing. If any fixed rent, additional rent or other sums payable by Tenant under this Lease are not received by Landlord within ten (10) days after the date due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the amount due, and thereafter the amount so due and the late charge shall bear interest at the rate of ten percent (10%) per annum.

         5. ADDITIONAL RENT.

         (a) PAYMENT OF TAXES AND EXPENSES. In addition to the fixed rent specified in Section 4 of this Lease, Tenant shall pay as additional rent Tenant's Share (hereinafter defined) of (i) the amount of Taxes (hereinafter defined) on the Property in excess of the [amount of taxes for the calendar year in which this Lease commences] [actual amount of taxes paid on the Property for calendar year 1998]; and (ii) Operating Expenses (hereinafter defined) with respect to the Property in excess of [the actual Operating Expenses of the Property during the fiscal year ended May 31, 1998]. Certain terms as used herein are hereby defined as follows:

                  (1) TENANT'S SHARE: Tenant's Share shall be determined by dividing the number of rentable square feet of space comprising the leased premises by the 78,813 rentable square feet of space in the Building. For the purpose of calculating Tenant's Share, Taxes shall be based on a calendar year and Operating Expenses shall be based on a June 1 to May 31 fiscal year, with appropriate proration for the first and last year of the term.

                  (2) TAXES: (i) All real estate taxes payable on the Property (adjusted after protest or litigation, if any) for any part of the term of this Lease, exclusive of penalties, (ii) any taxes which shall be levied in lieu of any such taxes on the gross rentals of the Property, and (iii) any special assessments against the Property which shall be required to be paid during the calendar year in respect to which taxes are being determined.

                  (3) OPERATING EXPENSES: Operating Expenses shall mean all expenses and costs of operating the Property, including, without limitation, the following costs: (a) the cost of all personnel (including without limitation, wages, salaries, payroll taxes, worker's compensation insurance premiums and any other fringe benefits) employed in the operation, maintenance and repair of the Property, or, to the extent such services are subcontracted to Sachs Properties or other entity, the portion of such subcontractor's personnel charged (allocated) to the Property; (b) janitorial services; (c) electricity, gas, sewer, water, trash disposal and other utilities; (d) maintenance and repairs

(including maintenance and service contracts); (e) landscaping services; (f) insurance premiums for any public liability insurance and property insurance Landlord maintains on the Property; (g) personal property taxes assessed on the Building and personal property of Landlord therein, license fees, franchise fees and similar governmental impositions, and the expense of contesting the amount or validity of any taxes (real property or personal property), charges or assessments; (h) capital improvements to the extent necessary to comply with applicable governmental rules and regulations; (i) expense of building management fees; (j) capital expenses which reduce any component cost of Operating Expenses (such cost to be reasonably amortized by Landlord and Operating Expenses shall only include the cost as so amortized by Landlord during the fiscal year for which such computation is made); (k) an administrative fee not to exceed ten percent (10%) of Operating Expenses (excluding therefrom such fee); (i) legal and accounting fees; and (m) to the extent not otherwise included within the foregoing, the cost of providing the services required under Section 7 of this Lease. Expenses shall not include: (w) costs of alterations of any Tenant's premises; (x) principal and interest payments on loans made on the security of the Building; (y) costs of capital expenditures (except as provided above in this section); and (z) leasing commissions and real estate brokers commissions.

                  (b) MONTHLY PAYMENTS: In order to provide for current payments, in each fiscal year in which Taxes and Operating Expenses are anticipated to exceed the base amounts specified in Section 5(a) of this Lease, Tenant shall pay Landlord, as Additional Rent, Tenant's Share of such Taxes and Operating Expenses for the ensuing twelve (12) months, as reasonably estimated by Landlord from time to time, in twelve (12) equal monthly installments commencing on the first day of the month following the month in which Landlord notifies Tenant of the estimated amount of Tenant's Share. If, as finally determined, Tenant's Share shall be greater than or be less than the aggregate of all installments paid on account to Landlord for such twelve (12) month period, then Tenant shall pay to Landlord the amount of such underpayment, or Landlord shall promptly credit Tenant for the amount of such overpayment, as the case may be. It is the intention hereunder to estimate the amount of Taxes and Operating Expenses for each fiscal year and then to adjust such estimates in the following fiscal year based on actual Taxes and Operating Expenses incurred and/or paid by Landlord. The obligation of Tenant with respect to the payment of rent properly allocable to any period prior to the termination of this Lease shall survive the termination of this Lease.

                  (c) ANNUAL ADJUSTMENT: Within thirty (30) days after receipt of Landlord's statement for Taxes and Operating Expenses, Tenant shall pay Landlord the Additional Rent pursuant to Section 5(a) above as and when the same shall become due and payable, without further demand therefor, and without any set-off or deduction whatsoever, except as expressly provided herein. Failure to give such statement shall not constitute a waiver by Landlord of its right to require payment of Additional Rent pursuant to the provisions hereof.

                  (d) NO REDUCTION IN RENT: No decrease in Taxes and/or Operating Expenses shall reduce Tenant's rent below the annual fixed rent set forth in Section 4 above.

         6. SERVICES BY LANDLORD. Landlord covenants and agrees:

         (a) HVAC: To air-condition the leased premises from 8:00 A.M. to 6:00 P.M. on all business days (which shall include Monday through Friday of each week excluding legal holidays) and, if the Building is then used by its tenants on a regular basis, from 8:00 A.M. to 1:00 P.M. on Saturdays, by heating or cooling the leased premises to reasonable temperatures for normal occupancy and use. Tenant shall pay for all after hours usage of heating, ventilating and air conditioning systems at the then prevailing hourly rate.

         (b) ELEVATOR: To provide elevator service, where applicable.

         (c) WATER: To provide water for lavatory and drinking purposes in places designated by Landlord.

         (d) MAINTENANCE: To provide maintenance services to keep the public areas of the Building in good order and to cause the leased premises to be cleaned by sweeping floors, dusting the surfaces of normal office furniture, and emptying wastebaskets on each business day, and to cause the floors and windows of the public areas to be cleaned at reasonable intervals.

         No interruption or malfunction of any of the services to be furnished by Landlord hereunder shall constitute an eviction or disturbance of Tenant's use and possession of the leased premises, or a breach by the Landlord of any of its obligations hereunder, or render the Landlord liable for damages or entitle Tenant to be relieved of any of its obligations hereunder (including obligation to pay rent) or grant Tenant any right of set-off or recoupment. In the event of any such interruption of malfunction of such services, however, Landlord agrees to use reasonable diligence to restore such service.

         7. UTILITIES. Landlord shall pay for all electric service to the demised premises during normal business hours for lighting, appliances, and normal office use and business machines and equipment. If in Landlord's reasonable opinion Tenant's consumption of electricity exceeds that required for normal office use, Landlord may, as additional rent under this Lease, charge Tenant for such excess based upon the average cost per unit of electricity consumed in the building. The amount Tenant's use exceeds normal consumption of electricity shall, at Landlord's option, be determined by an independent engineer selected by Landlord or by a submeter to be installed at Tenant's expenses.

         8. REPAIRS AND MAINTENANCE. Except as otherwise provided herein, Landlord shall make all necessary repairs to the corridors, lobby and structural members of the Building and to the equipment used to provide the services furnished by the Landlord hereunder, unless any such damage is caused by acts or omissions of Tenant, its officers, agents, employees or invitees, in which event Tenant shall bear the cost of such repairs. Tenant shall not injure the leased premises or the Building but shall maintain the leased premises in a clean, attractive condition and in good repair, normal wear and tear excepted. Tenant further covenants not to do or suffer any waste to the leased premises.

         9. TENANT'S IMPROVEMENTS.

         (a) LANDLORD'S CONSENT: No alteration, addition, improvement, or refinishing of or to the leased premises shall be made by Tenant without the prior written consent of the Landlord. Any alteration, addition or improvement made by the Tenant after such consent shall have been obtained, and any fixtures installed by Tenant (including wall-to-wall carpeting and wall paneling), shall become the property of Landlord upon the expiration or other sooner termination of this Lease, and Tenant shall reimburse Landlord for additional taxes and cleaning or maintenance expense, if any, resulting from any such items.

         (b) MECHANIC'S LIENS: Tenant shall not suffer or permit any mechanic's lien or other lien to be filed against the leased premises, or any portion thereof, by reason of work, labor, skill, services, equipment or materials supplied or claimed to have been supplied to the leased premises at the request of Tenant, or anyone holding the leased premises, or any portion thereof, through or under Tenant. If any such mechanic's lien or other lien shall at any time be filed against the leased premises, or any portion thereof, Tenant shall cause the same to be discharged of record within thirty (30) days after the date of filing. If Tenant shall fail to discharge such mechanic's lien or liens or other lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying to the claimant the amount claimed to be due or by procuring the discharge of such lien as to the leased premises by deposit in the court having jurisdiction of such lien, the foreclosure thereof or other proceedings with respect thereto, of a cash sum sufficient to secure the discharge of the same, or by the deposit of a bond or other security with such court sufficient in form, content and amount to procure the discharge of such lien, or in such other manner as is now or may in the future be provided by present or future law for the discharge of such lien as a lien against the leased premises. Any amount paid by Landlord, or the value of any deposit so made by Landlord, together with all costs, fees and expenses in connection therewith (including reasonable attorney's fees of Landlord), together with interest thereon at a rate equal to the lesser of eighteen percent (18%) per annum or the highest lawful rate, shall be repaid by Tenant to Landlord on demand by Landlord and if unpaid may be treated as Additional Rent. Tenant shall indemnify and defend Landlord against and save Landlord and the leased premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities, suits, penalties, claims, demands and obligations, including, without limitation, reasonable attorney's fees, resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other liens.

         All materialmen, contractors, artisans, mechanics, laborers and any other person now or hereafter furnishing any labor, services, materials, supplies or equipment to Tenant with respect to the leased premises, or any portion thereof, are hereby charged with notice that they must look exclusively to Tenant to obtain payment for the same. Notice is hereby given that Landlord shall not be liable for any labor, services, materials, supplies, skill, machinery, fixtures or equipment furnished or to be furnished to Tenant upon credit, and that no mechanic's lien or other lien for any such labor, services, materials, supplies, machinery, fixtures or equipment shall attach to or affect the estate or interest of Landlord in and to the leased premises, or any portion thereof.

         (c) OTHER LIENS: Tenant shall not create, permit or suffer, and shall promptly discharge and satisfy of record, any other lien, encumbrance, charge, security interest, or other right or interest which shall be or become a lien, encumbrance, charge or security interest upon the leased premises, or any portion thereof, or the income therefrom, or on the interest of Landlord or Tenant in the leased premises, or any portion thereof, save and except for those liens, encumbrances, charges, security interests, or other rights or interests consented to, in writing, by Landlord.

         10. DAMAGE OR DESTRUCTION. The damage of, or destruction or injury to the leased premises or the Building by fire or the elements or other casualty which will render the leased premises unquestionably untenantable for one hundred twenty (120) days shall produce and work a termination of this Lease; provided, however, that any damage, destruction or injury which will render the leased premises unquestionably untenantable for more than 20% of the unexpired term shall also, at the sole option of the Landlord, produce and work a termination of this Lease; and, provided further, that if such damage, destruction, or injury to the premises shall be due to the act or negligence of Tenant, its officers, agents or employees, the Landlord alone shall have the option to produce and work a termination of this Lease or to restore the premises to substantially the same condition in which they existed prior to such destruction, damage or injury.

         If Landlord and Tenant cannot agree as to the number of days the Building or leased premises are unquestionably untenantable, the fact shall be determined by arbitration; the Landlord and Tenant shall each choose an arbitrator within five (5) days after either has notified the other in writing of such damage. The two arbitrators so chosen, before entering on the discharge of their duties, shall elect a third, and the decision of any two of such arbitrators shall be conclusive and binding upon both parties hereto. If it is determined by arbitration, or by agreement between the Landlord and Tenant, that said premises are not unquestionably untenantable for one hundred twenty (120) days or 20% of the unexpired term, whichever is applicable; then Landlord shall restore said premises to substantially the same condition in which they existed prior to such damage, at Landlord's own expense, with all reasonable speed and promptness, and in such case a just and proportionate part of said rental shall be abated until said premises have been restored; provided, however, that in the event the damage to said premises has not resulted in a termination of this Lease under the above provisions and such damage is caused by the act of Tenant, as aforesaid, during such period of restoration or rebuilding there shall be no rent abatement hereunder. In determining what constitutes reasonable speed and promptness, consideration shall be given to delays caused by strikes, adjustment of insurance, and other causes beyond the Landlord's control. In no event shall the Landlord be required to restore any alterations, additions or improvements made by or for the Tenant and not required by this

Lease to be furnished by Landlord, nor any trade fixtures, furniture, equipment or other property belonging to Tenant. Landlord's obligations under this Section shall be limited to the extent of insurance proceeds payable as a result of the casualty, cause or condition.

         11. LIABILITY. Landlord shall not be responsible or liable to the Tenant for and Tenant waives all claims it may have against Landlord by reason of any injury or damage to person or property caused by gasoline, oil, steam, gas, electricity, hurricane, tornado, earthquake, flood, wind or similar storms and disturbances, nor water, rain or snow which may be upon any sidewalk or any entranceway or which may leak or flow from the roof, skylight, trap door, sewer, gas mains or any sub-surface area or opening in the Building; nor for loss resulting from theft or mysterious disappearance; nor from any interference with light or air. Landlord shall not be liable for and Tenant waives all claims it may have against Landlord by reason of any personal injury to Tenant, its officers, agents, employees and invitees, or any other occupant of any part of the leased premises, nor for any damages to any property of the Tenant or of any other occupant of any part of the leased premises, irrespective of how such injury or damage may be caused, whether from action of the elements or acts of negligence of the Landlord or occupants of adjacent properties.

         12. RULES AND REGULATIONS. Tenant agrees to comply with the following rules and regulations and with such reasonable modifications thereof and additions thereto as Landlord may hereafter from time to time make for the Building. Landlord shall not be responsible for the nonobservance by any other tenant of any of said rules and regulations, but Landlord will make a reasonable effort to enforce such rules and regulations against other tenants of the Building upon notice from Tenant of violations by other tenants.

         (a) SIGNS: Tenant shall not display, inscribe, print, paint, maintain or affix on any place on or about or visible from the exterior of the Building any sign, notice, legend, direction, figure or advertisement, except in such color, size, place and materials as shall first have been approved by Landlord.

         (b) PARKING: Tenant shall have the right to park in the building's parking area in common with other tenants of the Building upon terms and conditions as may from time to time be established by Landlord. Tenant agrees not to overburden the parking facilities, and agrees to cooperate with Landlord and other tenants in the use of the parking areas. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and other tenants.

         (c) ANIMALS: No animals, reptiles, birds or pets of any kind shall be brought upon or kept in the leased premises without the prior written consent of Landlord.

         (d) FLAMMABLE FLUIDS: Tenant shall not use or permit to be brought into the Building any flammable fluids such as gasoline, kerosene, naphtha, and benzine, or any explosives, radioactive materials or other articles deemed extra hazardous to life, limb or property.

         (e) COMMON AREAS: Any sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by Tenant or used for any purpose other than for ingress and egress from the leased premises.

         (f) HAZARDOUS MATERIALS: Tenant shall not cause or permit any Hazardous Materials to be brought upon, kept or used in or about the leased premises without the prior written consent of Landlord, which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the leased premises. If Tenant breaches the obligations stated in the preceding sentence, or if Tenant is permitted by Landlord to use, keep or store Hazardous Materials in the leased premises, Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Property, damages for the loss or restriction on use of space in the Property, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease term as a result of such contamination. Without limiting the foregoing, if the presence of any Hazardous Materials on the leased premises caused or permitted by Tenant results in any contamination of the leased premises or the Property, Tenant shall promptly take all actions at its sole expense as are necessary to return the leased premises and the Property to the condition existing prior to the introduction of any such Hazardous Materials; provided that Landlord's approval of such actions shall first be obtained. The foregoing indemnity shall survive the expiration or earlier termination of this Lease. As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste, as defined by the Federal Resource Conservation and Recovery Act, and any other federal, state or local laws as they presently exist and as they may be amended or supplemented from time to time.

         (g) LOAD LIMITS: Tenant shall not overload any floor or other building systems beyond the design criteria set forth in the plans and specifications for the Building.

         (h) FIRE INSURANCE: Tenant shall not carry on any activity or make any modifications to the Building or violate any rules which would result in a detriment to the fire insurance rating of the Building.

         (i) GOVERNMENTAL REGULATIONS: Tenant, at Tenant's expense, shall comply with all laws and ordinances, and all rules and regulations of all governmental authorities and of all insurance bodies at any time in force, applicable to the leased premises or to Tenant's use thereof, provided that Tenant shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any structural alteration of or in connection with the leased premises, unless such alteration is required by reason of a condition which has been created by, or at the insistence of, Tenant, or is required by reason of a breach of any of Tenant's covenants and agreements hereunder.

         (j) NON-SMOKING: The Building is a non-smoking building, and Tenant shall not nor shall it permit any of its employees or agents to smoke in the leased premises or, except in areas clearly designated by Landlord as smoking areas, if any, elsewhere in the Building. Nothing herein contained shall obligate Landlord to provide smoking areas in the Building.

         13. CONDEMNATION.

         (a) WHOLE TAKING: If the whole or any part of the leased premises shall be taken for any public or any quasi-public use under any statute or by right of eminent domain, or by purchase under threat of condemnation, then this Lease shall automatically terminate as of the date that title shall be taken.

         (b) PARTIAL TAKING: If any part of the Building or any parking area adjacent thereto shall be so taken and this Lease shall not be terminated under the provisions of sub-paragraph (a) above, then Landlord shall have the option to terminate this Lease upon ninety (90) days notice to Tenant if continued operation of the remaining structure or improvements is uneconomical in Landlord's sole discretion.

         (c) AWARDS: In any event, all compensation awarded or paid upon such a total or partial taking shall belong to and be the property of the Landlord without any participation by the Tenant; provided, however, that nothing contained herein shall be construed to preclude the Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceeding for loss of business, depreciation to, damage to, or cost of removal of, or for the value of trade fixtures, furniture, and other personal property belonging to the Tenant; provided, however, that no such claim shall diminish or otherwise adversely affect the Landlord's award.

         14. RIGHT OF ENTRY. Landlord, and its duly authorized agents, employees and contractors shall have access to the leased premises at all reasonable times for the purpose of inspecting the same and making necessary repairs or replacements as called for hereunder or as the Landlord shall elect to undertake for the safety, preservation, benefit or welfare of the building of which the leased premises constitute a part or other tenants thereof, or for exhibiting the building for sale, lease or financing.

         15. RESTRICTIONS ON USE. The Tenant shall not allow, permit or suffer any noise, smoke or odor to escape from the leased premises in a manner which will disturb other occupants of the Building, or occupy the leased premises in such manner as to disturb the peaceful and quiet occupancy of the other tenants of the Building or constitute a public or private nuisance. No sign, fixture, advertisement or notice shall be displayed, inscribed, painted or affixed by Tenant on any part of the inside or outside of the building without the prior written consent of the Landlord. Tenant shall not install any draperies, shades or venetian blinds visible from the exterior of the Building unless the color, materials, shape, style and size have been approved by the Landlord. Tenant shall not install or permit the installation of vending machines in the leased premises, without the prior written consent of the Landlord. Movement in and out of the Building of furniture or office equipment, or dispatch or receipt by the Tenant of any merchandise or materials, shall be done only during the hours designated by the Landlord and by means of elevator and exit designated by the Landlord.

         16. ASSIGNMENT AND SUBLETTING. Tenant shall not assign or encumber this Lease, nor sublet nor permit the leased premises or any part thereof to be used by others, without first obtaining the prior written consent of the Landlord in each instance. No such consent by the Landlord, nor the acceptance of an assignee, subtenant or occupant as a Tenant shall release the Tenant from the further performance by the Tenant of the covenants in this Lease or be construed to relieve the Tenant from obtaining the consent in writing of the Landlord to any further assignment or subletting. In any event Tenant shall remain primarily liable on this Lease for the entire term hereof and shall in no way be released from the full and complete performance of all of the terms, conditions, covenants and agreements herein contained. This Lease may be assigned by Landlord, in which event upon assumption of Landlord's duties and obligations hereunder by the assignee, Landlord shall be relieved of any further obligations and duties under this Lease.

         17. SURRENDER UPON TERMINATION. At the expiration or earlier termination of the lease terms, Tenant shall surrender the leased premises in as good condition as they were at the beginning of the term, reasonable wear and tear excepted. Notwithstanding any provision of law or any judicial decision to the contrary, the term of this Lease shall expire on the termination date herein mentioned without notice being required from either party. In the event that Tenant or any party holding under Tenant shall holdover the leased premises beyond the expiration of the term of this Lease, whether by limitation or forfeiture, such party shall pay double rent hereunder during such holdover period; provided, however, that if Tenant shall remain in possession of the leased premises beyond the expiration of the term with the express written consent of the Landlord, then such possession shall be as a month-to-month Tenant at the same rent as the last month of the lease term, and the provisions of this Lease shall be applicable. Prior to termination or expiration of this Lease, or any extension thereof, if Tenant is not in default on any obligation or covenant under this Lease, Tenant may remove its office supplies and movable office furniture and equipment from the leased premises, and shall promptly repair any damage caused by such removal.

         18. DEFAULT AND REMEDIES. All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this Lease provided, Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this Lease, and Landlord shall be entitled to recover all direct and consequential damages arising out of or caused by Tenant's violation of any of the covenants, agreements or conditions of this Lease.

         (a) INSOLVENCY: If Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy,
(iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or (v) file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding, or if an order, judgment or decree shall be entered by any court of competent jurisdiction adjudicating Tenant a bankrupt or insolvent or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, then, in any of such events, Landlord may terminate this Lease by giving written notice to Tenant, and upon the giving of such notice the term of this Lease and all right, title and interest of Tenant hereunder shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term.

         (b) FAILURE OF PERFORMANCE: If Tenant defaults in the payment of rent or additional rent when due, or if Tenant defaults in the prompt and full performance of any other provision of this Lease and such default continues for ten (10) days after written notice thereof from Landlord, or if the leasehold interest of Tenant be levied upon under execution or be attached by process of law, then, and in any such event, Landlord may, at its election, either terminate this Lease and Tenant's right to possession of the leased premises, or, without terminating this Lease, re-enter the leased premises and endeavor to relet the leased premises. Nothing herein shall relieve Tenant of any obligation, including the payment of rent or additional rent, as provided in this Lease.

         (c) TERMINATION OF LEASE: Upon any termination of this Lease, Tenant shall surrender possession and vacate the leased premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants Landlord full and free license to enter into and upon the leased premises in such event and to repossess Landlord of the leased premises as of Landlord's former estate, and to expel or remove Tenant and any others who may be occupying or within the leased premises, and to remove any and all property therefrom, using such force as may be allowed by law, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's right to fixed rent or additional rent, or any other right given to Landlord hereunder or by operation of law.

         (d) RELETTING PREMISES: If Landlord elects, without terminating the Lease, to endeavor to relet the leased premises, Landlord may, at Landlord's option, enter into the leased premises, remove Tenant's signs and other evidence of tenancy, and take and hold possession thereof, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the fixed rent or additional rent hereunder for the full term as hereinafter provided. Upon and after entry into possession without termination of the Lease, Landlord shall endeavor in good faith (but without being obligated to incur out of pocket costs as part of such endeavor) to relet the leased premises for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord shall determine to be reasonable. In any such case, Landlord may make repairs in or to the leased premises as are necessary to restore the leased premises to as good a condition as existed at the commencement date of this Lease, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of the fixed rent and additional rent reserved in this Lease, together with the cost of repairs and Landlord's expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand.

         (e) DAMAGES: If Landlord elects to terminate this Lease pursuant to this Section 18, it being understood that Landlord may elect to terminate the Lease after and notwithstanding its election to terminate Tenant's right to possession provided in Subsection 18(b) above, Landlord shall forthwith upon such termination be entitled to recover an amount equal to the damages sustained by Landlord as a result of Tenant's default hereunder, and in addition thereto, an amount equal to the rent and additional rent provided in this Lease for the residue of the stated term hereof, less the current rental value of the leased premises for the residue of the stated term.

         (f) REMOVAL OF PROPERTY: Any and all property which may be removed from the leased premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the leased premises or retaken from storage by Tenant within thirty (30) days after the end of the term or of Tenant's right to possession of the leased premises, however terminated, shall be conclusively deemed to have been forever abandoned by Tenant and either may be retained by Landlord as its property, or may be disposed of in such manner as Landlord may see fit.

         Tenant hereby waives demand for rent, demand for possession, notice of forfeiture, notice of termination and any and all other demands or notices required by law.

         Pursuit by Landlord of any of the foregoing remedies or any other remedy provided by law shall not constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation by Tenant of any of the terms, provisions and covenants of this Lease. In no event shall Tenant be relieved from its obligation to pay the rentals specified in this Lease by reason of a surrender of possession, termination of this Lease or in any other manner whatsoever, unless specifically agreed to in writing by Landlord.

         No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants of this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

         If Landlord incurs any expenses, including court costs and attorney's fees, as a result of a default by Tenant under this Lease, then such expenses shall be reimbursed by Tenant as additional rent, whether or not such default is subsequently cured.

         Tenant hereby pledges and assigns to Landlord all of the furniture, fixtures and other personal property of the Tenant which is now or which may hereafter be located on the leased premises as security for the payment of the rent and other charges herein covenanted to be paid by Tenant, Tenant hereby granting to Landlord a first lien on such property. Such lien shall be in addition to all rights of the Landlord granted by law, which are now or shall hereinafter be in effect.

         19. SUBORDINATION OF LEASE. This Lease is and shall be subject and subordinate to any and all mortgages, deeds of trust or land leases now existing upon or that may be hereafter placed upon the leased premises, and to all advances made or to be made thereon, and all renewals, modifications, consolidations, replacements or extensions thereof, and the lien of any such mortgages, deeds of trust and land leases shall be superior to all rights hereby or hereunder vested in Tenant, to the full extent of all sums secured thereby; provided, however, that each such mortgage, deed of trust or land lease now or hereafter encumbering the leased premises shall provide by its terms, or the holder of such mortgage or deed of trust, or the lessor under such land lease, shall by a separate agreement agree that, in the event of foreclosure of such mortgage or deed of trust, or the termination of such land lease by reason of default, Tenant shall remain undisturbed under this Lease so long as Tenant complies with all of the terms, obligations and conditions hereunder. This provision shall be self-operative, and no further instrument of subordination shall be necessary to effectuate such subordination; and the recording of any such mortgage, deed of trust or land lease shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording. In confirmation of such subordination, Tenant shall upon request of Landlord or the holder of any such mortgage, deed of trust, or land lease, execute and deliver to Landlord within ten (10) days any instrument acknowledging such subordination that Landlord or such holder may reasonably request. Tenant agrees to attorn to any person or entity who may acquire title to the leased premises by way of transfer or foreclosure provided that such transferee or purchaser agrees to recognize Tenant's rights under the Lease so long as Tenant is not in default in any of its obligations hereunder. Tenant shall also, within ten (10) days after Landlord's request, execute an attornment agreement evidencing the obligations of Tenant herein to attorn to such mortgagee in the event of a future succession of the rights of Landlord herein to any mortgagee, deed of trust holder or land lessor of the leased premises. In the event of any act or omission of Landlord constituting a default by Landlord, Tenant shall not exercise any remedy until Tenant has given Landlord and any mortgagee, deed of trust holder or land lessor of the leased premises a prior thirty (30) day written notice of such act or omission and until a reasonable period of time to allow Landlord or the mortgagee, deed of trust holder or land lessor to remedy such act or omission shall have elapsed following the giving of such notice; provided, however, if such act or omission cannot, with due diligence and in good faith, be remedied within such thirty (30) day period, the Landlord and any mortgagee, deed of trust holder or land lessor shall be allowed such further period of time as may be reasonably necessary provided that it commences remedying the same with due diligence and in good faith within said thirty (30) day period. Nothing herein contained shall be construed or interpreted as requiring any mortgagee, deed of trust holder or land lessor to remedy such act or omission.

         20. INSURANCE/RELEASE.

         (a) TENANT'S INSURANCE: Tenant agrees that from and after the date of delivery of the leased premises from Landlord to Tenant and continuing throughout the term of this Lease, Tenant shall carry and maintain, at its sole cost and expense, general public liability insurance covering the leased premises and Tenant's use thereof against claims for bodily injury or death and property damage occurring upon, in or about the leased premises. Such insurance shall have limits of not less than One Million Dollars ($ 1,000,000.00) for bodily injury or death or property damage arising out of any one occurrence and Two Million Dollars ($2,000,000.00) in the aggregate annually. All policies of insurance provided for in this Section 20 (a) shall be issued in form reasonably acceptable to Landlord by insurance companies reasonably acceptable to Landlord and qualified to do business in Missouri. Each policy described in this Section 20(a) shall name Landlord and Landlord's managing agent as additional insureds using an industry standard additional insured endorsement; a certificate thereof shall be delivered to Landlord within fifteen (15) days after delivery of possession of the leased premises to Tenant and thereafter within fifteen (15) days prior to the expiration of each policy, and shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord or Landlord's managing agent may carry. The insurance coverage required under this Section 20(a) may be a blanket policy covering the leased premises and other properties leased or owned by Tenant. Tenant shall, at all times during the term of this Lease, maintain in effect insurance coverage covering all personal property belonging to, leased by, or in the care or custody of Tenant, and located in the leased premises or elsewhere on the Property in an amount not less than 100% of the full replacement costs, providing protection against perils that are covered under standard insurance practices within the classification of "all risk" property insurance, to include insurance against sprinkler damage, vandalism and malicious mischief.

         (b) WAIVER OF SUBROGATION: Tenant hereby waives its rights, if any, against Landlord with respect to any property damage losses required to be insured under this Section 20, and all policies required to be carried under this Section 20 shall provide for waivers of any right of subrogation that the insurer may acquire against Landlord with respect to any such losses.

         21. ESTOPPEL CERTIFICATES. Upon delivery of the leased premises to Tenant, and thereafter within ten (10) days following the written request of Landlord, from time to time Tenant shall execute, acknowledge, and deliver to Landlord or to Landlord's mortgagee, proposed mortgagee, land lessor or proposed purchaser of the leased premises or any part thereof, an estoppel certificate, which estoppel certificate shall state whether the Lease is in full force and effect and whether any changes may have been made to the original Lease; whether there are any defaults by Landlord and, if so, the nature of such defaults; whether rent has been paid more than thirty (30) days in advance; disclose any security deposits, if any; and such other matters pertaining to the status of this Lease as Landlord may reasonably request.

         22. NOTICES AND CONSENTS. All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing and shall be given by personal delivery, by certified or registered mail, or by a nationally recognized overnight express delivery service (such as Federal Express), and shall be deemed to have been given and received on the date of delivery, if personally delivered, three (3) business days after a certified or registered letter containing such notice properly addressed, with postage prepaid, is deposited in the United States mail; or the business day following the date such notice is sent by nationally recognized overnight express delivery service marked for next day delivery, as aforesaid, to the addresses set forth on the signature page hereof, or at such other place as Landlord or Tenant may from time to time designate by notice to the other party. All consents and approvals provided for herein must be in writing to be valid and addressed to the parties at the address set forth on the signature page of this Lease. If the term Tenant as used in this Lease refers to more than one person, any notice, consent, approval, request, bill, demand or statement, given as aforesaid to any one of such persons shall be deemed to have been duly given to Tenant.

         23. HEADINGS AND DEFINITIONS.

         (a) It is agreed that the headings and phrases as to the contents of particular paragraphs of this Lease are inserted only as a matter of convenience and for reference, and in no way are or are intended to be a part of this Lease, or in any way to define, limit or describe the scope or intent of the particular paragraph to which they refer.

         (b) Where in this instrument pronouns, or words indicating the singular number, appear, such words shall be considered as masculine, feminine or neuter pronouns or words indicating the plural number, and vice versa, where the context indicates the propriety of such use.

         24. MODIFICATION. Landlord and Tenant agree that this Lease contains the entire agreement between them and shall not be modified in any manner except by an instrument in writing signed by each of them.

         25. BENEFIT. This Lease shall inure to the benefit of and be binding upon the Landlord and Tenant and their respective heirs, personal representatives, successors and such assigns and sub-lessees as may be permitted hereunder.

         26. AUTHORIZATION. Each individual executing this Lease on behalf of a corporation represents and warrants that he has been authorized to do so by the Board of Directors of such corporation.

         27. TENANT CHARGES. Tenant agrees to bear Not Applicable of the cost of constructing the leased premises as set forth in EXHIBIT A attached hereto and by reference made a part hereof.

         28. LANDLORD LIABILITY. Tenant agrees that Tenant shall look solely to Landlord's interest in the Property in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease or any term implied in fact or in law on the part of Landlord to be performed or observed, and no other assets of Landlord shall be subject to levy, execution or other judicial process or award for the satisfaction of Tenant's claim.

         29. SALE OF BUILDING BY LANDLORD. In the event of any sale of the Building by Landlord, Landlord shall be relieved of any liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale, and the purchaser shall be deemed, without any further agreement between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease.

         THE FOLLOWING RIDERS ATTACHED TO THIS LEASE ARE HEREBY INCORPORATED INTO AND MADE A PART OF THIS LEASE BY REFERENCE:

         Article 32 - Premises
         Article 33 - Lease Commencement
         Article 34 - Rent
         Article 35 - Construction of Premises

         THIS LEASE CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above mentioned.

LANDLORD:                                 400 CHESTERFIELD CENTER CORP.
                                     -------------------------------------------

                                     BY:  /s/ Kathleen Higgins VP
                                       -----------------------------


ADDRESS FOR NOTICE:                  Sachs Properties, Inc.
                                     P. O. Box 7104
                                     St. Louis, Missouri 63177-7104

ADDRESS FOR PAYMENT OF RENT:         Sachs Properties, Inc.
                                     P.O. Box 7104
                                     St. Louis, Missouri 63177-7104

TENANT:                                    INTERTECH MANAGEMENT GROUP, INC.
                                     -------------------------------------------

                                     BY:      /s/ Mark S. McCormack
                                        ----------------------------------------

ADDRESS FOR NOTICE:                          400 Chesterfield Center
                                     -------------------------------------------
                                             Chesterfield, MO  63017
                                     -------------------------------------------

                                     -------------------------------------------

         30. PREMISES. Tenant hereby leases from Landlord the total of 24,103 square feet, divided among the following five (5) suites:

                  Suite 130:        166 square feet
                  Suite 200:        13,206 square feet
                  Suite 310:        1,574 square feet
                  Suite 320:        4,231 square feet
                  Suite 340:        4,926 square feet

         31. LEASE COMMENCEMENT. Lease shall be effective upon the date of its execution, but its term and Tenant's obligation to pay rent hereunder shall be thirty (30) days after current Tenant, Maverick Tube, has vacated premises. The primary term of this Lease shall end on the last day of the third (3rd) full Lease Year. The parties agree to execute a supplement to this Lease, on request of either party, specifying exactly the commencement date of the lease term.

         32. RENT.

             a. YEAR 1. The annual fixed base rental rate shall be Five Hundred Forty-Two Thousand Three Hundred Twenty-Eight and 00/100 ($542,328.00) Dollars payable in equal monthly installments of Forty-Five Thousand One Hundred Ninety-Four and 00/100 ($45,194.00) Dollars.

             b. YEAR 2. The annual fixed base rental rate shall be Five Hundred Sixty-Six Thousand Four Hundred Twenty-Four and 00/100 ($566,424.00) Dollars payable in equal monthly installments of Forty-Seven Thousand Two Hundred Two and 00/100 ($47,202.00) Dollars.

             c. YEAR 3. The annual fixed base rental rate shall be Five Hundred Ninety Thousand Five Hundred Thirty-Two and 00/100 ($590,532.00) Dollars payable in equal monthly installments of Forty-Nine Thousand Two Hundred Eleven and 00/100 ($49,211.00) Dollars.

         33. CONSTRUCTION OF PREMISES. Landlord will, at its cost and expense, provide the following:

             a. Paint entire premises. Color to be chosen by Tenant from Landlord's standard building selections.

             b. Install new carpet chosen to be chosen by Tenant from Landlord's standard building selections.

             c. Relocate entrance doors on second floor to make them centered with the elevator doors. The new doors shall be glass with one glass sidepanel for each door.

             d.    Demolish walls as shown on attached Exhibits A.1 and A.2.

*Exhibit A to this Agreement has been omitted. A copy of such omitted Exhibit will be furnished supplementally to the Commission upon request.

                                 LEASE AMENDMENT



         THIS LEASE AMENDMENT, made and entered into as of 5-28-99 by and between 400 CHESTERFIELD CENTER CORP., hereinafter referred to as "Landlord," and INTERTECH MANAGEMENT GROUP, INC., hereinafter referred to as "Tenant":


                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into a lease agreement dated May 12, 1998 (hereinafter, the "Lease"), on the first, second and third floors of the building located at 400 Chesterfield Center, Chesterfield, Missouri, which spaces are identified as Suites 130, 200, 310, 320 and 340, covering approximately 24,103 square feet of office floor space; and

         WHEREAS, Landlord and Tenant desire to amend the Lease as set forth below;

         NOW THEREFORE, in consideration of the mutual obligations hereinafter contained and other valuable consideration paid by each of the parties to the other, it is agreed between the parties as follows:

         1. Effective June 1, 1999, Paragraph 1, Premises, of said Lease shall be amended to revise the square footage of Suites 130, 200, 310, 320 and 340 from 24,103 usable square feet to 26,822 rentable square feet (calculated pursuant to BOMA Standard dated June 7, 1996).

         2. Effective June 1, 1999, Paragraph 5(a)(1), Tenant's Share, of said Lease shall be amended to revise the total rentable area of the building from 78,813 usable square feet to 87,862 rentable square feet.

         3. All other terms and conditions of said Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

         LANDLORD:                              TENANT:

         400 CHESTERFIELD CENTER CORP.          INTERTECH MANAGEMENT GROUP, INC.


         /s/ Kathleen Higgins                   /s/ Mark W. Wright

                                 LEASE AMENDMENT



         THIS LEASE AMENDMENT, made and entered into as of 9-1-99 by and between 400 CHESTERFIELD CENTER CORP., hereinafter referred to as "Landlord," and INTERTECH MANAGEMENT GROUP, INC., hereinafter referred to as "Tenant":


                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into a lease agreement dated May 12, 1998 and modified by lease amendment dated May 28,1999 (hereinafter collectively, the "Lease"), on the first, second and third floors of the building located at 400 Chesterfield Center, Chesterfield, Missouri, which spaces are identified as Suites 130, 200, 310, 320 and 340, covering approximately 26,822 rentable square feet of office floor space; and

         WHEREAS, Landlord and Tenant desire to amend the Lease as set forth below;

         NOW THEREFORE, in consideration of the mutual obligations hereinafter contained and other valuable consideration paid by each of the parties to the other, it is agreed between the parties as follows:

         1. Effective September 1, 1999, the annual fixed base rental rate shall be adjusted as follows:

                                    Commencing September 1, 1999 and ending May
                           31, 2001 the annual fixed base rental rate shall be Five Hundred Ninety Thousand Five Hundred Thirty-Two and 00/100 ($590,532.00) Dollars payable in equal monthly installments of Forty-Nine Thousand Two Hundred Eleven and 00/100 ($49,211.00) Dollars.

         2. Effective January 1, 2000, Paragraph 13(b) of Lease shall be replaced in its entirety with the following verbiage:

                                    PARKING: Tenant shall have the right to park
                           in the building's parking area in common with other tenants of the Building upon terms and conditions as may from time to time be established by Landlord. Tenant agrees not to overburden the parking facilities, and agrees to cooperate with Landlord and other tenants in the use of the parking areas. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and other tenants. Parking facilities shall be deemed to be overburdened if Tenant and its officers, employees, and invitees occupy more than 102 spaces in the building parking area on a consistent basis as determined by Landlord. Failure of Tenant to cease overburdening the parking facilities after two written notices from Landlord shall constitute a default under Section 19(b) of this lease.

         3. All other terms and conditions of said Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

         LANDLORD:                              TENANT:

         400 CHESTERFIELD CENTER CORP.          INTERTECH MANAGEMENT GROUP, INC.


         /s/ Kathleen Higgins                   /s/ Mark W. Wright

                                 LEASE AMENDMENT



         THIS LEASE AMENDMENT, made and entered into as of 9-1-99 by and between Chesterfield Stemme, Inc., hereinafter referred to as "Landlord," and Intertech Management Group, Inc., hereinafter referred to as "Tenant":


                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into a lease agreement dated March 31,1999 (hereinafter, the "Lease"), on the first and second floors of the building located at 16020 Swingley Ridge Road, Chesterfield, Missouri, which space is identified as Suites 140 and 210, covering approximately 8,317 square feet of office floor space; and

         WHEREAS, Landlord and Tenant desire to amend the Lease as set forth below;

         NOW THEREFORE, in consideration of the mutual obligations hereinafter contained and other valuable consideration paid by each of the parties to the other, it is agreed between the parties as follows:

         1. Effective September 1, 1999, said term of Lease shall be extended through December 31, 1999.

         2. Effective September 1, 1999, the annual fixed base rental rate shall be One Hundred Ninety-Nine Thousand Six Hundred Eight and 00/100 ($199,608.00) Dollars payable in equal monthly installments of Sixteen Thousand Six Hundred Thirty-Four and 00/100 ($16,634.00) Dollars.

         3. Tenant may cancel this agreement upon thirty (30) days written notice to Landlord.

         4. All other terms and conditions of said Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

         LANDLORD:                              TENANT:

         CHESTERFIELD STEMME, INC.              INTERTECH MANAGEMENT GROUP, INC.


         /s/ Kathleen Higgins                   /s/ Mark W. Wright

                                 LEASE AMENDMENT



         THIS LEASE AMENDMENT, made and entered into as of April 17, 2001 by and between 400 CHESTERFIELD CENTER CORP., hereinafter referred to as "Landlord," and 1NTERTECH MANAGEMENT GROUP, INC. d/b/a ABILITI SOLUTIONS, INC., hereinafter referred to as "Tenant":


                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into a Lease agreement dated May 12, 1998 and modified by a License Agreement dated April 16, 1999, and by Lease Amendments dated May 28, 1999 and September 1, 1999 (hereinafter collectively, the "Lease"), on the first and second floors of the building located at 400 Chesterfield Center, Chesterfield, Missouri, which spaces are identified as Suites 130, 200, 310, 320 and 340 covering approximately 26,822 rentable square feet of office floor space; and

         WHEREAS, Landlord and Tenant desire to amend the Lease as set forth below;

         NOW THEREFORE, in consideration of the mutual obligations hereinafter contained and other valuable consideration paid by each of the parties to the other, it is agreed between the parties as follows:

         1. TERM. Tenant's existing Lease term expires on June 30, 2001. Effective July 1, 2001 said term of Lease shall be extended through June 30, 2004.

         2. PREMISES. Effective July 1, 2001, Paragraph 1, Premises, of said Lease shall be amended as follows:

                                    Tenant shall decrease the square footage of
                           the Leased Premises by 11,880 rentable square feet as contained in Suites 310, 320 and 340.

                                    Tenant shall increase the square footage
                           contained in Suite 130 by 360 rentable square feet for a total of 522 rentable square feet as shown on the attached Exhibit A.

                                    Therefore, the Leased Premises shall be
                           amended to contain Suite 130 (522 rentable square feet) and Suite 200 (14,780 rentable square feet as shown on Exhibit A-1) for a total of 15,302 rentable square feet.

         3. RENT. Effective July 1, 2001, the annual fixed base rental rate shall be Three Hundred Fifty-Nine Thousand Five Hundred Ninety-Two and 00/100 ($359,592.00) Dollars payable in equal monthly installments of Twenty-Nine Thousand Nine Hundred Sixty-Six and 00/100 ($29,966.00) Dollars.

         4. TENANT IMPROVEMENTS. Landlord, at its sole cost and expense, shall provide the following tenant improvements:

                           a.       Clean the existing carpet;

                           b. Paint the suites. Tenant may choose from Landlord's building standard selections.

         5. SATELLITE DISH. Tenant shall retain the right during the term of this Lease to install, at its sole cost and expense, one additional satellite dish which shall not exceed 36" in diameter and shall be subject to the same terms and conditions as contained in the License Agreement executed by Tenant on April 16, 1999 (Exhibit B) except that Tenant shall not be required to pay any additional rent.

         6. OPERATING EXPENSES AND REAL ESTATE TAXES. Effective July 1, 2001, Paragraph 5(a), Payment of Taxes and Expenses, shall be amended to reflect a new base year for operating expenses to be May 31, 2001 and real estate taxes to be calendar year 2001.

         7. PARKING. Effective July 1, 2001, Paragraph 2, of the Lease Amendment dated September 1, 1999 shall be amended as follows:

                                    Tenant shall have the right to park in the
                           building's parking area in common with other tenants of the building upon terms and conditions as may from time to time be established by Landlord. Tenant agrees to cooperate with Landlord and other tenants in the use of the parking areas. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among

                           Tenant and other tenants. Parking facilities shall be deemed to be overburdened if Tenant and its officers, employees, and invitees occupy more than 62 spaces in the building parking area on a consistent basis as determined by Landlord. Failure of Tenant to cease overburdening the parking facilities after two written notices from Landlord shall constitute a default under Section 19(b) of this Lease.

         8. All other terms and conditions of said Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

         LANDLORD:                              TENANT:

         400 CHESTERFIELD CENTER CORP.          INTERTECH MANAGEMENT GROUP, INC.
                                                D/B/A ABILITI SOLUTIONS, INC.


         /s/ Kathleen Higgins VP                /s/ Mark Wright



                                        2